UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c) of the
Securities Exchange Act of 1934

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ECLIPSE FUNDS

(Name of Registrant as Specified in Charter)

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ECLIPSE FUNDS
51 Madison Avenue
New York, New York 10010

MAINSTAY BALANCED FUND
MAINSTAY U.S. SMALL CAP FUND

SPECIAL MEETING OF SHAREHOLDERS
To Be Held on May 21, 2012

March __, 2012

To Our Shareholders:

I am writing to inform you of the upcoming special meeting of shareholders on May 21, 2012 (“Special Meeting”) concerning MainStay Balanced Fund and MainStay U.S. Small Cap Fund (each a “Fund” and collectively, the “Funds”), which are series of Eclipse Funds, a Massachusetts business trust (the “Trust”). At the Special Meeting, as a shareholder of the Funds, you will be asked to vote on important proposals affecting the Funds, as described in detail in the accompanying Proxy Statement. Your vote is extremely important, no matter how many shares you hold.

Each of the various proposals set forth in the accompanying Notice of Special Meeting and Proxy Statement concerns both Funds. AT THE SPECIAL MEETING, AS EXPLAINED IN THE ACCOMPANYING PROXY STATEMENT, YOU WILL BE ASKED TO VOTE ON THE FOLLOWING PROPOSALS:

1.	To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of each Fund by a corresponding newly formed series of MainStay Funds Trust (each an “Acquiring Fund” and collectively the “Acquiring Funds”), in exchange for shares of the Acquiring Fund followed by the complete liquidation of each Fund (each a “Reorganization” and collectively, the “Reorganizations”);
2.	To grant the Trust the authority to enter into and materially amend agreements with certain subadvisors on behalf of one or more of the Funds without obtaining shareholder approval;
3.	To approve the amendment of or, in certain cases, the elimination of, the fundamental investment restrictions for the Funds; and
4.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

With respect to Proposal 1, under each Reorganization, you would receive exactly the same number and dollar amount of shares of the Acquiring Fund as you held in the corresponding Fund on the effective date of the Reorganization.

After careful consideration, the Board of Trustees (the “Board”) unanimously approved each of the above proposals and recommends that you vote “FOR” each of the proposals.

In order to avoid unnecessary expenses, I ask for your cooperation in responding promptly. I encourage you to carefully review the enclosed materials, which explain the proposals in more detail, and vote according to the manner specified, either on the Internet, by mail, by phone or in person.

We appreciate your continued support and confidence in the MainStay Funds. If you have any questions, please contact us by calling toll-free at 800-MAINSTAY (624-6782).

Sincerely,
Stephen P. Fisher President

Enclosure(s)

ECLIPSE FUNDS
51 Madison Avenue
New York, New York 10010

MAINSTAY BALANCED FUND
MAINSTAY U.S. SMALL CAP FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on May 21, 2012

The Proxy Statement is also available at mainstayinvestments.com

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (“Special Meeting”) of MainStay Balanced Fund and MainStay U.S. Small Cap Fund (each a “Fund” and collectively, the “Funds”) will be held on Monday, May 21, 2012 at 10:00 a.m. Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investments” or “Manager”), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of each Fund by a corresponding newly formed series of MainStay Funds Trust (each an “Acquiring Fund” and collectively the “Acquiring Funds”), in exchange for shares of the Acquiring Fund followed by the complete liquidation of each Fund (each a “Reorganization” and collectively, the “Reorganizations”);
2.	To grant the Trust the authority to enter into and materially amend agreements with certain subadvisors on behalf of one or more of the Funds without obtaining shareholder approval;
3.	To approve the amendment of or, in certain cases, the elimination of, the fundamental investment restrictions for the Funds; and
4.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

The Board has fixed the close of business on February 21, 2012 as the Record Date for determination of shareholders of the Funds entitled to notice of, and to vote at, the Special Meeting, or any adjournments or postponements thereof.

Your vote is very important regardless of the size of your holdings in the Funds. Whether or not you expect to be present at the Special Meeting, please complete the enclosed proxy card and return it promptly in the enclosed envelope. You may also vote on the Internet or by telephone; please see the enclosed Proxy Statement for details. If you vote by proxy and then desire to change your vote in person, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Proxy Statement entitled “Voting Information” for more information.

By Order of the Board of Trustees,
J. Kevin Gao, Secretary March __, 2012

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.
2.	JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.
3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

REGISTRATION	VALID
CORPORATE ACCOUNTS
(1) ABC Corp.		ABC Corp. John Doe, Treasurer
(2) ABC Corp.		John Doe
(3) ABC Corp. c/o John Doe		John Doe
(4) ABC Corp. Profit Sharing Plan		John Doe
PARTNERSHIP ACCOUNTS
(1) The XYZ Partnership		Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership		Jane B. Smith, General Partner
TRUST ACCOUNTS
(1) ABC Trust		Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 01/01/01		Jane B. Doe, Trustee u/t/d/ 01/01/01
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o John B. Smith, Jr. UGMA/UTMA		John B. Smith, Custodian f/b/o John B. Smith, Jr., UGMA/UTMA
(2) Estate of John B. Smith		John B. Smith, Jr., Executor, Estate of John B. Smith

PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS TO VOTE YOUR SHARES:

•	AUTHORIZE YOUR PROXY THROUGH THE INTERNET. You may authorize your proxy by logging into the Internet site located on your proxy card and following the instructions on the website. In order to log on, you will need the control number found on your proxy card.
•	AUTHORIZE YOUR PROXY BY TELEPHONE. You may authorize your proxy by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.
•	VOTE BY MAIL. You may cast your vote by signing, dating, and mailing the enclosed proxy card in the postage-paid envelope provided.
•	VOTE IN PERSON AT THE SPECIAL MEETING.

ECLIPSE FUNDS
51 Madison Avenue
New York, New York 10010

MAINSTAY BALANCED FUND
MAINSTAY U.S. SMALL CAP FUND

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
To Be Held on May 21, 2012

Introduction

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Eclipse Funds (the “Trust”), a Massachusetts business trust, on behalf of its series, MainStay Balanced Fund and MainStay U.S. Small Cap Fund (each a “Fund” and collectively, the “Funds”), for a Special Meeting of Shareholders (the “Special Meeting”). The Special Meeting will be held on May 21, 2012, beginning at 10:00 a.m. Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investments” or “Manager”), 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

As is more fully described in this Proxy Statement, shareholders of the Funds will be asked to vote on the following proposals (each a “Proposal” and collectively, the “Proposals”):

Proposals:

1.	To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of each Fund by a corresponding newly formed series of MainStay Funds Trust (each an “Acquiring Fund” and collectively the “Acquiring Funds”), in exchange for shares of the Acquiring Fund followed by the complete liquidation of each Fund (each a “Reorganization” and collectively, the “Reorganizations”);
2.	To grant the Trust the authority to enter into and materially amend agreements with certain subadvisors on behalf of one or more of the Funds without obtaining shareholder approval;
3.	To approve the amendment of or, in certain cases, the elimination of, the fundamental investment restrictions for the Funds; and
4.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

Please note that at a Board meeting held on December 14, 2011, the Board unanimously approved each of the Proposals, subject to shareholder approval.

Only shareholders of record who owned shares of one or both of the Funds at the close of business on February 21, 2012 (“Record Date”) are entitled to vote at the Special Meeting and at any adjournments or postponements thereof. Each share of a Fund that you own entitles you to one (1) vote with respect to any proposal on which that Fund’s shareholders are entitled to vote (a fractional share has a fractional vote). Any business properly to come before the Special Meeting and any adjournments or postponements thereof may affect one or both of the Funds.

The Board plans to distribute this Proxy Statement, the attached Notice of Special Meeting and the enclosed proxy card on or about March 19, 2012 to all shareholders of record of the Funds as of the Record Date. It is important for you to vote on each Proposal described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposals.

PROPOSAL 1

REORGANIZATION OF EACH FUND

The Board unanimously recommends that you approve an Agreement and Plan of Reorganization for each Fund (each a “Plan of Reorganization” and collectively, the “Plans of Reorganization”), substantially in the form attached hereto as Exhibit A, the purpose of which is to change the state of organization of each Fund from Massachusetts to Delaware. In order to effect this proposed change, each Fund will merge with and into a newly formed corresponding series of MainStay Funds Trust, a Delaware statutory trust. Each Plan of Reorganization contemplates the continuation of the existing business of each Fund in substantially the same manner, except as changed pursuant to other Proposals in this Proxy Statement.

What Will the Reorganizations Mean for the Funds and Their Shareholders?

If the Plans of Reorganization are approved by shareholders and the Reorganizations are implemented:

•	each Acquiring Fund would continue the existing business of the corresponding Fund in substantially the same manner, except as changed pursuant to other Proposals included in this Proxy Statement;
•	the investment objectives, policies, strategies and risks of each Fund will not change as a result of the Reorganization, except as changed pursuant to other Proposals included in this Proxy Statement;
•	the Trustees and officers of MainStay Funds Trust are the same as those of the Trust, and will oversee the operations of the Acquiring Funds in essentially the same manner as they operate each Fund, except as changed pursuant to other Proposals in this Proxy Statement;
•	the main operating agreements of the Acquiring Funds, including, but not limited to, the management agreement, subadvisory agreements, the distribution agreements, custody agreement, transfer agency agreement, and shareholder services plans, would be substantially similar to those of the corresponding Funds; and
•	the fees and expenses of each Acquiring Fund will be substantially similar to those of the corresponding Fund.

Pursuant to each Plan of Reorganization, on the effective date of each Reorganization, shareholders of each Fund would receive one share of the corresponding Acquiring Fund (or a fractional share thereof) for every share (or fraction thereof) they hold of the corresponding Fund. Thus, on the effective date of each Reorganization, you would hold an interest in the corresponding Acquiring Fund that would be equivalent to the interest you then held in the corresponding Fund. For all practical purposes, the value of your investment in a Fund would not change as a result of the Reorganization. As discussed below, the Reorganizations are designed to be tax-free for federal income tax purposes.

Why Are the Trustees Recommending Approval of the Plans of Reorganization and the Reorganizations?

The Board has determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Massachusetts business trusts.

Under Delaware law and MainStay Funds Trust’s Agreement and Declaration of Trust (“Declaration of Trust”), the Funds would have more flexibility to adjust to changing circumstances and market conditions. Another advantage of Delaware statutory trusts as compared to Massachusetts business trusts is greater certainty regarding limiting the liability of shareholders for obligations of the statutory trust or its trustees. The Delaware Statutory Trust Act (the “DSTA”) entitles shareholders to the same limitation of personal liability extended to stockholders of Delaware corporations (generally limited to the full subscription price of the stock). Massachusetts business trust law also does not explicitly provide for the separation of assets and liabilities among separate series of a Massachusetts business trust. The DSTA, by contrast, provides a mechanism so that the liabilities of a particular series are only enforceable against the assets of that series and not against the assets of the trust generally or any of its other series, and none of the liabilities of the trust generally or of any of the other series are enforceable against the assets of that series. This makes it less likely that a Fund would be subject to the liabilities of another series of MainStay Funds Trust.

Furthermore, in Delaware there is a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to a Delaware statutory trust. This could benefit a Delaware statutory trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the Delaware statutory trust’s governing documents less likely or, if litigation should be initiated, less burdensome or expensive.

Finally, the Reorganizations would help to simplify the corporate structure of the MainStay Group of Funds. The Board and New York Life Investments believe that the standardization of governing documents will help to promote operational efficiencies and reduce the administrative costs associated with, among other things, maintaining separate legal entities under the laws of different states.

Accordingly, the Board believes that it is in the best interests of the shareholders of each Fund to approve the Plans of Reorganization.

A comparison of the Delaware statutory trust law and the Massachusetts business trust law and a comparison of the relevant provisions of the governing documents of the MainStay Funds Trust and the Trust are included in Exhibit B to this Proxy Statement.

What Are the Procedures and Consequences of the Reorganizations?

Each Acquiring Fund was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the corresponding Fund. To accomplish each Reorganization, each Plan of Reorganization provides that the corresponding Fund will transfer all of its assets to the corresponding Acquiring Fund. In exchange for these assets, the Acquiring Fund will assume the liabilities of the corresponding Fund and issue its own shares to that Fund, which will then distribute those shares pro rata to you and the other shareholders of the Fund. Through this procedure, you will receive exactly the same number and dollar amount of shares of the Acquiring Fund as you held in the corresponding Fund on the effective date of the Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable to the shareholders of the Fund that you may have had as of the effective date of the Reorganization. As soon as practicable after the effective date of the Reorganization, the Fund’s original legal entity will be dissolved and will cease to exist.

The Board may terminate the Plan of Reorganization and abandon either Reorganization at any time prior to the effective date of the Reorganizations if they determine that proceeding with the Reorganization is inadvisable. If a Reorganization is not approved by shareholders of the Fund, or if the Board abandons a Reorganization, the impacted Fund will continue to operate in its current state and form of organization.

If each Reorganization is approved by Fund shareholders, they are expected to be completed on or about May 25, 2012.

Upon completion of each Reorganization, each Acquiring Fund will continue the business of the corresponding Fund (except as changed pursuant to the other Proposals in this Proxy Statement), if approved. On the effective date of each Reorganization, each Acquiring Fund will hold the same portfolio of securities previously held by the corresponding Fund. Each Acquiring Fund will be operated under substantially similar investment advisory, principal underwriting, and shareholder services arrangements as those of the corresponding Fund. Each Acquiring Fund will file a registration statement that is substantially similar (except as changed pursuant to other Proposals in this Proxy Statement) to the corresponding Fund’s registration statement under federal securities laws with amendments to show the new Delaware statutory trust structure and will remain subject to the Investment Company Act of 1940 (the “1940 Act”) and Securities and Exchange Commission (“SEC”) rules thereunder.

What Effect Will the Reorganizations Have on the Current Management and Subadvisory Agreements?

As a result of the Reorganizations, the Acquiring Funds will be subject to a Management Agreement between MainStay Funds Trust and New York Life Investments. The Management Agreement will be substantially the same as the current Management Agreement between the Trust and New York Life Investments.

Additionally, following the Reorganizations, MainStay U.S. Small Cap Fund will continue to be subadvised by Epoch Investment Partners, Inc. and MainStay Balanced Fund will continue to have a portion of its assets subadvised by Madison Square Investors LLC.

What is the Organizational Structure of the MainStay Funds Trust?

As noted above, MainStay Funds Trust was formed as a Delaware statutory trust pursuant to Delaware law and has an unlimited number of shares of beneficial interest with no par value. MainStay Funds Trust currently has twenty-eight (28) separate series.

As of the effective date of the Reorganizations, shares of the respective series and classes of each Fund and the Acquiring Funds will have similar distribution and redemption rights; will be fully paid and non-assessable; will have similar conversion rights; and will have no preemptive or subscription rights. Shares of the respective series and classes of the Acquiring Funds and the Funds will have similar voting and liquidation rights and have one vote per share and a proportionate fractional vote for each fractional share. Neither MainStay Funds Trust nor the Trust provides for cumulative voting in the election of its Trustees.

Are There Any Tax Consequences for Shareholders?

The Reorganizations are designed to be tax-free for federal income tax purposes so that you will not experience a taxable gain or loss when a Reorganization is completed. Generally, the federal income tax basis and holding period of your shares in an Acquiring Fund will be the same as the basis and holding period of your shares in the corresponding Fund. Completion of the Reorganizations is subject to receipt of a legal opinion from counsel, that, under the Internal Revenue Code of 1986, as amended, the exchange of assets of a Fund for the shares of the corresponding Acquiring Fund, the transfer of such shares to the shareholders of the applicable Fund, and the dissolution of that Fund pursuant to the Plan of Reorganization will not give rise to the recognition of a gain or loss for federal income tax purposes to that Fund, the corresponding Acquiring Fund, or either of their shareholders.

What if I Choose to Sell My Shares?

A request to sell Fund shares that is received and processed prior to the effective date of a Reorganization will be treated as a redemption of shares of the applicable Fund. A request to sell shares that is received and processed on or after the effective date of a Reorganization will be treated as a request for the redemption of shares of the applicable Acquiring Fund.

Is Additional Information About the Funds Available?

Yes, additional information about the Funds is available in the:

•	Annual and Semi-Annual Reports to Shareholders of the Funds; and
•	Prospectuses, Summary Prospectuses, Statement of Additional Information, or SAI, for the Funds.

These documents are on file with the SEC. These documents can be found by going online to mainstayinvestment.com/documents.

Copies of all of these documents are also available upon request without charge by writing to or calling:

Eclipse Funds
51 Madison Avenue
New York, NY 10010
(800) 624-6782

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room in Washington, D.C.
By Phone:	(202) 551-8090
By Mail:	Public Reference Room Securities and Exchange Commission 100 F Street, NE Washington, DC 20002

What is the Effect of My Voting “FOR” a Plan of Reorganization?

By voting “FOR” a Plan of Reorganization, you will be agreeing to become a shareholder of a mutual fund organized as a series of MainStay Funds Trust, a Delaware statutory trust, with Trustees, a Management Agreement, Plans of Distribution and other arrangements that are substantially the same as those in place for the corresponding Fund, subject to the amendments set forth in other applicable Proposals in this Proxy Statement.

Shareholder Approval

Each Fund will vote on this Proposal separately. Approval of the Proposal with respect to each Fund requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund, as defined in the 1940 Act. Please see the section entitled “Voting Information” for more details.

BOARD RECOMMENDATION

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS APPROVE THIS PROPOSAL.

PROPOSAL 2

APPROVAL TO ENTER INTO AND MATERIALLY AMEND
AGREEMENTS WITH CERTAIN SUBADVISORS
ON BEHALF OF EACH OF THE FUNDS WITHOUT
OBTAINING SHAREHOLDER APPROVAL

The Board unanimously recommends that you approve a proposal to permit the Trust and New York Life Investments, in its capacity as the Manager to the Funds, subject to Board oversight, to enter into, and materially amend, subadvisory agreements with certain subadvisors (the “Subadvisors”) retained by New York Life Investments and the Trust to manage the Funds without obtaining shareholder approval, if the Board concludes that such arrangements would be in the best interests of the shareholders of the Funds. Such an advisory structure is referred to as a “manager-of-managers” arrangement.

Currently, the 1940 Act precludes such an arrangement without receiving exemptive relief from the SEC. The Trust has requested exemptive relief and has received an order from the SEC (the “Order”), which conditions reliance on the relief upon, among other things, the approval of this Proposal by shareholders.

Under this Proposal, approval by the Board, including a majority of the Independent Trustees, will continue to be required before any of the Funds may enter into any new subadvisory agreements. However, if shareholders approve this Proposal, a shareholder vote will no longer be required to approve certain subadvisory agreements or material changes to them, thereby limiting somewhat the shareholders’ control over the Funds’ operations, but permitting the Funds to operate more efficiently and cost-effectively.

If approved by shareholders, the Proposal will take effect on or about May 25, 2012.

How Would a “Manager-of-Managers” Arrangement Benefit the Funds and the Shareholders?

The Board believes that it is in the best interests of the Funds and the shareholders to provide New York Life Investments and the Board with increased flexibility to recommend, supervise, evaluate, and change Subadvisors without incurring the significant delay and expense associated with obtaining prior shareholder approval. The Board believes that a manager-of-managers arrangement will permit the Funds to operate more efficiently and cost-effectively. Currently, the Trust must call and hold a shareholder meeting of an affected Fund before it appoints a new Subadvisor or materially amends a subadvisory agreement. Each time a shareholder meeting is called, the Trust must create and distribute proxy materials and solicit proxy votes from the affected Fund’s shareholders. This process is time-consuming and costly, and such costs are generally borne by the affected Fund, thereby reducing shareholders’ investment returns.

As the Manager to each of the Funds, New York Life Investments currently monitors the performance of each Subadvisor and may allocate and reallocate management of a Fund’s assets to and among the Fund’s Subadvisors. Also, New York Life Investments is currently responsible for recommending to the Board whether a subadvisory agreement should be entered into or terminated. In determining whether to recommend to the Board the termination of a subadvisory agreement, New York Life Investments considers several factors, including the subadvisor’s performance record while managing a particular Fund. When a shareholder invests in a Fund, he or she effectively hires New York Life Investments to manage the assets of the Fund, either directly or via a Subadvisor under New York Life Investments’ supervision. Therefore, the Board believes that shareholders already expect that New York Life Investments and the Board will take responsibility for overseeing any Subadvisors engaged for the Funds and for recommending whether a particular Subadvisor should be hired, terminated, or replaced. Considering the contractual arrangements under which the Funds have engaged New York Life Investments as the Manager and New York Life Investments’ experience in overseeing and recommending Subadvisors, the Board believes it would be appropriate to allow New York Life Investments to recommend, monitor, and evaluate Subadvisors directly, subject to the Board’s oversight. This approach would avoid the considerable costs and significant delays associated with seeking shareholder approval for any material modification of existing subadvisory agreements or the creation of new ones. Further, such an approach would be consistent with shareholders’ current expectations that New York Life Investments will use its experience and expertise to recommend qualified candidates to serve as Subadvisors.

If shareholders approve this Proposal, the Board will continue to oversee the selection and engagement of Subadvisors. Further, the Board will continue to evaluate and consider for approval all new subadvisory agreements and all amendments to existing agreements. Finally, under the 1940 Act and the terms of the individual subadvisory agreements, the Board will continue to be required to review and consider each of the subadvisory agreements for renewal annually, after the expiration of an initial two-year term. Prior to entering into, renewing, or amending a subadvisory agreement, New York Life Investments and the relevant Subadvisor have a legal duty to furnish the Board with such information as may reasonably be necessary to evaluate the terms of the agreement.

Finally, many of the other Funds in the MainStay Group of Funds (“Fund Complex”) are currently permitted to operate under the Order. As a result, if shareholders approve this Proposal, the Funds would be able to operate in the same manner as these other Funds in the Fund Complex.

If shareholders do not approve this Proposal, the Trust will continue to be required to solicit shareholder approval to appoint a new Subadvisor or to materially amend a subadvisory agreement.

What Effect Will This Proposal have on the Advisory Fees Paid by each Fund to New York Life Investments or the Quality of Advisory Service the Funds Receive?

This Proposal does not affect the amount of management fees paid by each Fund to New York Life Investments. When entering into and amending subadvisory agreements, New York Life Investments has negotiated and will continue to negotiate fees paid to the Subadvisors for their services. The fees paid to New York Life Investments by the Funds are considered by the Board in approving and renewing the advisory and subadvisory agreements. Further, whether or not shareholders approve this Proposal, New York Life Investments will continue to be required to provide the same level of management and administrative services to the Funds as it currently provides, in accordance with each Fund’s Management Agreement and other agreements.

What are the Terms of the Order?

The Order grants the Trust and New York Life Investments an exemption from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder to the extent necessary to permit New York Life Investments and the Trust, on behalf of the Funds, to (a) engage new or additional unaffiliated subadvisors; (b) enter into and modify existing subadvisory agreements with unaffiliated subadvisors; (c) terminate subadvisors; and (d) replace subadvisors with unaffiliated subadvisors without the approval of shareholders.

Under the terms of the Order, the Trust and New York Life Investments will continue to be subject to several conditions imposed by the SEC. For example, within 90 days of a change to a Fund’s Subadvisor or subadvisory agreement, the Trust will be required to provide the Fund’s shareholders with an information statement containing information about the Subadvisor and the subadvisory agreement, similar to that which would have been provided in a proxy statement seeking shareholder approval of such an arrangement or change thereto. The Trust also must comply with certain Fund governance requirements.

The Order also requests relief from certain regulatory requirements to permit the disclosure by a Fund of aggregated, as opposed to individual, information about the fees paid to certain Subadvisors. Another condition of note in the Order is that shareholder approval is still required of any subadvisory agreement with a Subadvisor that is an “affiliated person,” as that term is defined in Section 2(a)(3) of the 1940 Act, of the Funds or of New York Life Investments. However, the Funds and New York Life Investments may seek SEC exemptive relief from this requirement in the future (or rely on relief obtained by an affiliate or on any further SEC rule adopted in the future), which would permit New York Life Investments and the Funds to enter into or to materially amend, subadvisory agreements with affiliated Subadvisors without obtaining shareholder approval. By approving this Proposal, shareholders are also approving the application of the manager-of-managers arrangement to any affiliated Subadvisor of New York Life Investments, subject to New York Life Investments and the Funds obtaining the necessary regulatory relief. Madison Square Investors LLC, an affiliated person of New York Life Investments, currently provides subadvisory services to a portion of the MainStay Balanced Fund. Epoch Investment Partners, Inc. which is not an affiliated person of New York Life Investments, currently provides subadvisory services to MainStay U.S. Small Cap Fund.

Shareholder Approval

Each Fund will vote on this Proposal separately. Approval of the Proposal with respect to each Fund requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund, as defined in the 1940 Act. Please see the section entitled “Voting Information” for more details.

BOARD RECOMMENDATION

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS APPROVE THIS PROPOSAL.

PROPOSAL 3

APPROVAL TO AMEND OR ELIMINATE THE
FUNDAMENTAL INVESTMENT RESTRICTIONS

The 1940 Act requires all mutual funds, including the Funds, to adopt “fundamental” investment restrictions with respect to several specific types of activities, including a Fund’s ability to: (1) borrow money; (2) issue senior securities; (3) underwrite securities issued by other persons; (4) purchase or sell real estate; (5) purchase or sell commodities; (6) make loans to other persons; and (7) concentrate its investments in any particular industry or group of industries. The 1940 Act also requires each Fund to state whether it is a “diversified company” or “non-diversified company” as those terms are defined in the 1940 Act.

In addition, the 1940 Act permits each Fund to designate any of its other policies as fundamental policies, as the Fund deems necessary or desirable. Fundamental policies are those that may be modified or eliminated only with the approval of a majority of a Fund’s outstanding voting securities, as defined in the 1940 Act. In contrast, policies that are non-fundamental may be modified or eliminated by action of the Fund’s Board, without separate shareholder action.

The Board has reviewed the Funds’ current fundamental investment restrictions and has unanimously recommended that the current fundamental restrictions be amended or eliminated, as described below, in order to simplify and modernize the restrictions to reflect current law, to make the restrictions more consistent with those of other funds in the Fund Complex and to increase the investment flexibility of the Funds. If approved by shareholders, the Proposal will take effect on or about May 25, 2012.

Why are Shareholders Being Asked to Approve Changes to the Funds’ Investment Restrictions?

As more fully discussed in each individual proposal, many of the Funds’ investment restrictions are more restrictive than the 1940 Act, the rules and regulations under the 1940 Act and applicable guidance issued by the SEC and its staff otherwise require. This limits investment strategies and results in operating inefficiencies and costs. In general, the proposed changes are intended to provide the Funds with the maximum investment authority to engage in these types of activities consistent with current law and with the Funds’ investment strategies, objectives and policies, as stated in each Fund’s Prospectus and Statement of Additional Information. In so doing, these restrictions will provide the Funds with the maximum possible amount of flexibility to track any future changes in the 1940 Act and underlying interpretation and guidance without requiring the Funds to incur the additional expense and time necessary to seek shareholder approval of those changes. Additionally, these changes will allow the Funds to have fundamental investment restrictions which are similar to many other funds in the Fund Complex thus promoting uniformity.

Due to these and other factors, the Board recommends that shareholders approve the amendment or elimination of the Funds’ current fundamental investment restrictions as described in greater detail below.

What Effect will the Proposed Changes to the Funds’ Investment Restrictions Have on the Funds?

While this Proposal is intended to, among other things, provide New York Life Investments and the Subadvisors with greater flexibility in managing each Fund’s portfolio, the Funds would continue to be managed subject to the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as the investment strategies, objectives and policies stated in each Fund’s Prospectus and Statement of Additional Information.

Importantly, neither New York Life Investments nor the Subadvisors presently intends to alter materially the way in which they manage any of the Funds, and therefore believe that the proposed changes will not, either individually or in the aggregate, materially affect the investment risk currently associated with any Fund. No material change would be made to the manner in which a Fund invests or operates without prior Board approval and an appropriate amendment to the Fund’s Prospectus and/or Statement of Additional Information, if necessary.

Should a Fund’s shareholders not approve a specific Proposal to amend or eliminate a particular fundamental investment restriction, the Fund’s current fundamental investment restriction would continue to apply unchanged.

Shareholder Approval

Each Fund will vote on Proposals 3.A through 3.N separately. Approval of each of Proposals 3.A through 3.N with respect to each Fund requires a separate affirmative vote of the holders of a majority of the outstanding shares of the Fund, as defined in the 1940 Act. Please see the section entitled “Voting Information” for more details.

PROPOSAL 3.A — BORROWING

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION:  The Funds’ current fundamental investment restriction regarding borrowing states:

Each Fund may not borrow money except for (i) the short term credits from banks referred to in [the fundamental investment restriction regarding purchases of securities on margin with respect to clearance of purchases and sales of securities], and (ii) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the unexpected disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund’s total assets (including the amount borrowed) at the time the borrowing is made. Outstanding borrowings will be repaid before any subsequent investments are made.

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION:  If the proposed amendment is approved by shareholders, each Fund’s fundamental investment restriction regarding borrowing would read:

Each Fund may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Discussion of Proposed Modification

Unless further restricted, all investment companies are limited in the amount they may borrow by the 1940 Act. Currently, the 1940 Act permits a fund to borrow from banks in an amount up to 33 1/3% of the fund’s assets, including the amount borrowed. One exception is that a Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the fund’s total assets.

Borrowing tends to exaggerate the effect on a fund’s net asset value per share of any changes in the market value of the fund’s portfolio securities. In addition, any money borrowed will be subject to interest and other costs, which may exceed the gain on securities purchased with borrowed funds.

The proposed fundamental investment restriction would permit the funds to borrow for any purpose to the full extent permitted by the 1940 Act and would enable the Funds to take advantage of future changes in the 1940 Act and the rules and interpretive guidance provided thereunder.

However, notwithstanding the above, it is not currently proposed that any Fund’s investment strategy be changed to engage in additional borrowing.

PROPOSAL 3.B — SENIOR SECURITIES

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION:  The Funds’ current fundamental investment restriction regarding issuing senior securities states:

Each Fund may not issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing.

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION:  If the proposed amendment is approved by shareholders, each Fund’s fundamental investment restriction regarding issuing senior securities would read:

Each Fund may issue senior securities to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Discussion of Proposed Modification

The 1940 Act prohibits a fund from issuing senior securities except for borrowings where certain conditions are met. In addition, under the 1940 Act certain types of transactions entered into by a fund, including reverse repurchase agreements, short sales, and when-issued and delayed delivery transactions, may be considered forms of indebtedness having priority over shareholders to fund assets in liquidation and, therefore, senior securities. Currently, these activities are permissible investments under the 1940 Act so long as certain collateral or coverage requirements designed to protect shareholders are met.

Under the Funds’ current fundamental investment restriction, each Fund is prohibited from issuing senior securities except for senior securities issued in connection with permitted borrowings for which the proper level of asset coverage is maintained as required by the 1940 Act or SEC interpretation. However, shareholders are being asked to amend the Funds’ fundamental investment restriction regarding borrowing. Amending the fundamental investment restriction regarding senior securities will allow the Funds additional investment flexibility to issue these securities if the 1940 Act is amended or interpreted to allow this.

PROPOSAL 3.C — UNDERWRITING SECURITIES

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION:  The Funds’ current fundamental investment restriction regarding underwriting securities states:

Each Fund may not act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933 (“Securities Act”). The Fund will not, however, invest more than 15% of the value of its net assets in illiquid securities, restricted securities and not readily marketable securities and repurchase agreements of more than seven days’ duration.

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION:  If the proposed amendment is approved by shareholders, each Fund’s fundamental investment restriction regarding underwriting securities would read:

Each Fund may act as an underwriter of securities within the meaning of the Securities Act to the extent permitted under the Securities Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Discussion of Proposed Modification

Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer for investment purposes and later selling or redistributing the securities to institutional investors. Under these or other circumstances, a Fund could possibly be considered to be within the technical definition of an underwriter under the federal securities laws notwithstanding the fact that the Funds do not hold themselves out as being engaged in the business of underwriting. SEC staff interpretations have clarified, however, that re-sales or privately placed securities by institutional investors, such as the Funds, do not make the institutional investor an underwriter in these circumstances. Therefore, as a practical matter, the proposed fundamental investment restriction with respect to underwriting securities is substantially similar to that portion of the current fundament investment restriction. However, the proposed fundamental investment restriction will enable the Funds to take advantage of future changes in the Securities Act and the rules and interpretive guidance provided thereunder. Notwithstanding the above, it is not currently proposed that any Fund’s investment strategy be changed to permit additional underwriting securities.

Additionally, the current fundamental investment restriction includes a limitation on the ability of a Fund to purchase illiquid securities. Current SEC guidance generally allows a fund to purchase up to 15% of the value of its net assets in illiquid securities. The Funds’ current fundamental investment restriction is consistent with this requirement. However, rather than stating the relevant percentage limitations expressed under current law, the proposed fundamental investment restriction will enable the Funds to take advantage of future changes in the 1940 Act and the rules and interpretive guidance provided thereunder. The Funds do not currently intend to change their investment strategies and risk tolerances by investing in greater amounts of illiquid securities.

PROPOSAL 3.D — REAL ESTATE

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION:  The Funds’ current fundamental investment restriction regarding investments in real estate states:

Each Fund may not purchase or otherwise acquire interests in real estate or real estate mortgage loans, or interests in oil, gas or other mineral exploration or development programs, except that the MainStay Balanced Fund may acquire mortgage-backed securities.

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION:  If the proposed amendment is approved by shareholders, each Fund’s fundamental investment restriction regarding investments in real estate would read:

Each Fund may purchase or sell real estate or any interests therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Discussion of Proposed Modification

The proposed fundamental investment restriction would provide the Funds greater flexibility with respect to investments in real estate. For example, the proposed fundamental investment restriction would permit the Funds to acquire or lease office space for their own use, in addition to holding and selling real estate acquired as a result of the ownership of securities (for example, as the holder of a bond in a company that goes bankrupt). Each Fund would also be able to invest in mortgage-backed securities and securities of issuers that invest in real estate interests, to the extent consistent with its other investment policies and strategies. Currently, only MainStay Balanced Fund has the ability to invest in mortgage-backed securities.

Additionally, the current fundamental investment restriction prohibits investing in oil, gas or other mineral exploration or development programs. There is no federal requirement for such a fundamental investment restriction. It is based on laws and regulations of several states that are no longer applicable. Therefore, removing this fundamental investment restriction would provide the Funds with greater investment flexibility to engage in otherwise permissible activities to the full extent provided for in the 1940 Act. However, approval of this proposal is not expected to materially change the way the Funds are managed.

PROPOSAL 3.E — COMMODITIES

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION:  The Funds’ current fundamental investment restriction regarding investments in commodities states:

Each Fund may not purchase or acquire commodities or commodity contracts.

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION:  If the proposed amendment is approved by shareholders, each Fund’s fundamental investment restriction regarding investments in commodities would read:

Each Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Discussion of Proposed Modification

The current fundamental investment restriction regarding commodities prohibits the Funds from investing in commodities or commodity contracts. The proposed fundamental investment restriction more clearly indicates that this limitation applies to physical commodities or contracts relating to physical commodities.

This fundamental investment restriction does not limit each Fund’s ability to purchase other types of financial instruments or derivatives, certain of which may be deemed to be commodity contracts. Such investments are generally accepted under modern investment management and are regularly used by many mutual funds and other institutional investors. As described in the applicable Prospectus and the Statement of Additional Information, the Funds are able to invest in certain types of financial instruments or derivatives, including, but not limited to, futures contracts.

Derivatives are investments the value of which depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will unable to honor its contractual obligations to the Fund.

However, notwithstanding the above, it is not currently proposed that any Fund’s investment strategy be changed to engage in additional derivatives investments.

PROPOSAL 3.F — MAKING LOANS

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION:  The Funds’ current fundamental investment restriction regarding making loans states:

Each Fund may not make loans of its assets to any person, except for the lending of portfolio securities, the purchase of debt securities and the entering into of repurchase agreements as discussed herein.

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION:  If the proposed amendment is approved by shareholders, each Fund’s fundamental investment restriction regarding making loans would read:

Each Fund may make loans, to the extent permitted by the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Discussion of Proposed Modification

Current SEC guidance limits loans of a fund’s securities to one-third of the fund’s assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents. The Funds’ current fundamental investment restrictions are consistent with this limitation. However, the proposed fundamental investment restriction will enable the Funds to take advantage of future changes in the 1940 Act and the rules and interpretive guidance provided thereunder.

The proposed change permits the Funds to engage in all forms of lending, including securities lending, to the extent permitted by the 1940 Act and by SEC guidance. It is not currently anticipated that the Funds would engage in forms of lending other than as described in each Fund’s Prospectus and Statement of Additional Information.

PROPOSAL 3.G — CONCENTRATION OF INVESTMENTS

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION:  The Funds’ current fundamental investment restriction regarding concentration of investments states:

Each Fund may not invest more than 25% of the value of its total assets in any one industry.

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION:  If the proposed amendment is approved by shareholders, each Fund’s fundamental investment restriction regarding concentration of investments would read:

Each Fund may not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in Clause (ii)).

Discussion of Proposed Modification

Each Fund currently has, and will continue to have, a fundamental investment restriction that specifies whether the Fund may concentrate its investments in any one industry. While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC staff has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government, its agencies or instrumentalities) normally constitutes concentration. The Funds’ current fundamental investment restrictions are consistent with this interpretation. The proposed fundamental investment restriction allows the Funds the flexibility to take advantage of any future changes in the 1940 Act and the rules and interpretive guidance issued thereunder.

PROPOSAL 3.H — DIVERSIFICATION

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION:  The Funds’ current fundamental investment restriction regarding diversification states:

Each Fund may not purchase the securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION:  If the proposed amendment is approved by shareholders, each Fund’s sub-classification as a diversified Fund would read:

Each Fund shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Discussion of Proposed Modification

Section 8(b) of the 1940 Act requires each series of an investment company to state whether it is “diversified” or “non-diversified,” as those terms are defined in the 1940 Act. As the term “diversified” is used in the 1940 Act, and as reflected in the Funds’ current fundamental investment restrictions, a diversified portfolio may not, with respect to 75% of its total assets, (1) invest more than 5% of its total assets in the securities of one issuer, or (2) hold more than 10% of the outstanding securities of such issuer (the “75% test”). Under the 1940 Act, a “non-diversified” portfolio is any portfolio that is not considered diversified and is not, therefore, constrained by the 75% test.

No change is being proposed to a Fund’s designation as a diversified Fund. Instead, the proposed change would modify the Funds’ fundamental investment restriction regarding each Fund’s sub-classification under the 1940 Act to rely on the definitions of the terms diversified and non-diversified in the 1940 Act rather than stating the relevant percentage limitations expressed under current law. Therefore, the proposed fundamental investment restriction will enable the Funds to take advantage of future changes in the 1940 Act and the rules and interpretive guidance provided thereunder.

It is not anticipated that this change would have any effect on the operations of the Funds. The Funds would remain subject to the same limitations on their investments under the definition of “diversified” as embodied in the Funds’ current fundamental policies, as well as to any additional restrictions on concentration under the 1940 Act (as discussed in Proposal 3.G) or other investment restrictions of the Funds. In addition, each of the Funds will remain subject to the relevant diversification provisions of the Internal Revenue Code of 1986, as amended, which currently requires that at the end of each quarter of a Fund’s taxable year, with respect to 50% of the value of the Fund’s total assets, the Fund has invested no more than 5% of its total assets in any one issuer and holds no more than 10% of such issuer’s outstanding voting securities.

PROPOSAL 3.I — PURCHASE OF SECURITIES ON MARGIN

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION:  The Funds’ current fundamental investment restriction regarding purchasing securities on margin states:

Each Fund may not purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities.

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION:  None.

Discussion of Proposed Modification

Section 12(a)(1) of the 1940 Act makes it unlawful for an investment company, in contravention of any applicable SEC rules or orders, to purchase securities on margin except for such short-term credits as are necessary for the clearance of transactions. However, there are no applicable SEC rules or orders, nor does the 1940 Act require that funds state a fundamental investment policy regarding this matter. Similarly, while Form N-1A (the SEC registration form for mutual funds) requires a description of any fundamental policy that a fund may have with respect to principal investment strategies and risks, there is no requirement to disclose a negative strategy (e.g., a strategy not to invest in a particular type of security). Therefore, eliminating this fundamental investment restriction will provide the Funds with additional investment flexibility to engage in otherwise permissible activities to the extent provided in the 1940 Act. This will not materially change the way the Funds are managed.

PROPOSAL 3.J — MORTGAGE, PLEDGE OR HYPOTHECATE ASSETS

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION:  The Funds’ current fundamental investment restriction regarding the mortgage, pledging or hypothecation of assets states:

Each Fund may not mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings mentioned in [Proposal 3.A].

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION:  None

Discussion of Proposed Modification

This fundamental investment restriction was derived from state regulations that are no longer applicable, and there is no comparable federal requirement. Therefore, eliminating this fundamental investment restriction will provide the Funds with additional investment flexibility to engage in otherwise permissible activities to the extent provided in the 1940 Act. This will not materially change the way the Funds are managed.

PROPOSAL 3.K — PURCHASE OF SECURITIES OF OTHER INVESTMENT COMPANIES

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION:  The Funds’ current fundamental investment restriction regarding the purchase of securities of other investment companies states:

Each Fund may not purchase the securities of any other investment company (other than certain issuers of mortgage-backed and asset-backed securities), except by purchase in the open market where no commission or profit to a sponsor or dealer (other than the customary broker’s commission) results from such purchase, and except when such purchase is part of a merger, consolidation or acquisition of assets.

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION:  None

Discussion of Proposed Modification

The Funds’ current fundamental investment restrictions limit the Funds’ ability to invest in the securities of other open-end investment companies, except for purchases in the open market where there is no commission or profit to a sponsor or dealer (other than the customary broker’s commission), or in connection with a merger, consolidation, acquisition or reorganization. These current fundamental investment restrictions, which are more restrictive than the 1940 Act provisions in this regard, were originally included in the Funds’ fundamental investment restrictions in response to various state law requirements that are no longer applicable. Therefore, eliminating this fundamental investment restriction will provide the Funds with additional investment flexibility to engage in otherwise permissible activities to the extent provided in the 1940 Act. This will not materially change the way the Funds are managed.

PROPOSAL 3.L — SHORT SALES AND OTHER INVESTMENTS

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION:  The Funds’ current fundamental investment restriction regarding short sales and certain other investments states:

Each Fund may not sell securities short or invest in puts, calls, straddles, spreads or combinations thereof.

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION:  None

Discussion of Proposed Modification

Section 12(a)(3) of the 1940 Act makes it unlawful for an investment company, in contravention of applicable SEC rules or orders, to effect a short sale of any security, except in connection with an underwriting in which the fund is a participant. As with margin transactions, however, there are not applicable SEC rules or orders, nor does the 1940 Act require that funds state a fundamental investment policy regarding this matter. Similarly, there are no applicable SEC rules or orders, nor does the 1940 Act require that funds state a fundamental investment policy regarding investments in puts, calls, straddles, spreads or combinations thereof. Therefore, eliminating this fundamental investment restriction will provide the Funds with additional investment flexibility to engage in otherwise permissible activities to the extent provided in the 1940 Act.

However, notwithstanding the above, it is not currently proposed that any Fund’s investment strategy be changed to engage in additional short sales.

PROPOSAL 3.M — JOINT SECURITIES TRADING ACCOUNTS

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION:  The Funds’ current fundamental investment restriction regarding the participation in joint securities trading accounts states:

Each Fund may not participate on a joint, or a joint and several, basis in any securities trading account.

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION:  None

Discussion of Proposed Modification

This fundamental investment restriction is derived from Section 12(a)(2) of the 1940 Act, which makes it unlawful for an investment company, in contravention of applicable SEC rules or orders, to participate on a joint and several basis in any trading account in securities, except in connection with an underwriting in which such registered investment company is a participant. However, there are no applicable SEC rules or orders, nor does the 1940 Act require that funds state a fundamental policy regarding this matter. Therefore, eliminating this fundamental investment restriction will provide the Funds with additional investment flexibility to engage in otherwise permissible activities to the extent provided in the 1940 Act. This will not materially change the way the Funds are managed.

PROPOSAL 3.N — INVESTMENT TO EXERCISE CONTROL

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION:  The Funds’ current fundamental investment restriction regarding investment in a company for the purposes of exercising control states:

Each Fund may not invest in companies for the purpose of exercising control.

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION:  None

Discussion of Proposed Modification

There is no requirement that a fund have an affirmative policy on this subject if it does not intend to make investments for the purposes of exercising control, or that any policy that a fund does have be categorized as fundamental. Therefore, eliminating this fundamental investment restriction will provide the Funds with additional investment flexibility to engage in otherwise permissible activities to the extent provided in the 1940 Act. This will not materially change the way the Funds are managed.

* * *

BOARD RECOMMENDATION

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS APPROVE PROPOSALS 3.A THROUGH 3.N.

VOTING INFORMATION

This Proxy Statement, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Funds on or about March 19, 2012. Only shareholders of record as of the close of business on the Record Date, February 21, 2012, will be entitled to notice of, and to vote at, the Special Meeting.

Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of each Proposal.

Voting of Proxies.  If you attend the Special Meeting you may vote in person. If you do not plan to attend the Special Meeting, please cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon.

You may also authorize your proxy on the Internet or by telephone. These options require you to input a control number, which is located on each proxy card. After inputting the control number, you will be prompted to authorize your proxy on each Proposal. You will have an opportunity to review your authorization and make any necessary changes before submitting your authorization and terminating your telephone call or Internet connection.

Timely and properly completed and submitted proxies will be voted as instructed by shareholders. A shareholder who executes and returns a proxy may revoke the proxy at any time prior to the votes being tallied at the Special Meeting by: (1) delivering to the Fund written notice of the revocation; (2) delivering to the Fund a proxy with a later date; or (3) voting in person at the Special Meeting.

In the event a shareholder signs and returns the proxy but does not indicate his or her vote as to each Proposal, such proxy will be voted “FOR” each Proposal and in the discretion of the proxy holder with regard to any other proposal.

Quorum Requirements.  A quorum of shareholders is necessary to hold a valid meeting and to consider the Proposals. The presence in person or by proxy of the holders of the majority of outstanding shares of each Fund on the Record Date shall constitute a quorum. The following chart reflects the total number of shares outstanding as of the Record Date for each class of each Fund:

Number of Shares Outstanding
	Investor Class Shares	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class R1 Shares	Class R2 Shares	Class R3 Shares
MainStay Balanced Fund	[__]	[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay U.S. Small Cap Fund	[__]	[__]	[__]	[__]	[__]	[__]	[__]	[__]

Votes Necessary to Approve the Proposal.  Approval of each Proposal will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of each Fund, which is defined in the 1940 Act as the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

Effect of Abstentions and Broker “Non-Votes.”  Each Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy indicating a lack of authority to vote on a matter, then the shares represented by such abstention or broker non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum. Abstentions and broker non-votes will not, however, be counted as votes “FOR” the Proposals. Therefore, abstentions and broker non-votes will have the effect of a “NO” vote with respect to the Proposals.

Adjournments.  If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve one or more of the Proposals have not been received at the time of the Special Meeting, or for any other reason consistent with applicable law, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of votes. The persons named as proxies will vote in favor of adjournment with respect to those proxies that may be voted in favor of the Proposals and will vote against any such adjourn ment with respect to those proxies which have been voted against the Proposals. Notwithstanding the fact that an adjournment requires a vote of a majority of shares represented at the meeting, either in person or by proxy, broker non-votes will be excluded from the denominator of the calculation of the number of votes required to approve any Proposal to adjourn a meeting.

Payment of Proxy Costs and Solicitation Expenses.  The Board has authorized the payment of expenses incurred in the Reorganization, including the cost of soliciting proxies, whether or not the Reorganization is approved by shareholders. The total cost of the Special Meeting, including costs of solicitation of proxies and voting instructions, will be borne by the Funds is estimated to be between $239,000 and $277,000.

Proxies will be solicited via regular mail and also may be solicited via telephone, e-mail or other personal contact by personnel of New York Life Investments, the Funds, their respective affiliates, or, in New York Life Investments’ discretion, a commercial firm retained for this purpose. New York Life Investments, on behalf of each Fund, has retained Broadridge Investor Communications Solutions Inc. to provide proxy solicitation services in connection with the Special Meeting.

Other Matters to Come Before the Special Meeting.  The Funds do not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If any other matters come before the Special Meeting, including any proposal to adjourn the Special Meeting to permit the continued solicitation of proxies in favor of the Proposals, it is the intention of the Fund that proxies not containing specific restrictions to the contrary will be voted as described above under “Adjournments” with respect to proposals to adjourn the Special Meeting to solicit additional proxies in favor of the Proposals and in the discretion of the proxy holder on any other matters.

Future Shareholder Proposals.  A shareholder may request inclusion of certain proposals for action in the Trust’s proxy statement and on the Trust’s proxy card for shareholder meetings, which the shareholder intends to introduce at such meeting. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Trust at 51 Madison Avenue, New York, New York 10010. Any shareholder proposals must be presented within a reasonable time before the proxy materials for the next meeting are sent to shareholders in order to be considered for inclusion in the proxy materials. The timely submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management.

Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

OTHER INFORMATION

Form of Organization.  Each Fund is a diversified series of the Eclipse Funds, an open-end management investment company, organized as a Massachusetts business trust. Each Fund is governed by a Board of Trustees consisting of eight members, seven of which are not “interested persons” as defined in the 1940 Act. For more information on the history of each Fund, please see the Funds’ Statement of Additional Information.

Manager and Administrator.  New York Life Investments is located at 51 Madison Avenue, New York, New York 10010. New York Life Investments, a limited liability company organized under the laws of Delaware, serves as the manager to the Funds. In this capacity, New York Life Investments is responsible for providing investment advisory and administrative services to the Fund. New York Life Investments commenced operations in April 2000, and is an independently-managed, wholly-owned indirect subsidiary of New York Life Insurance Company, 51 Madison Avenue, New York, New York 10010. As of December 31, 2011, New York Life Investments and its affiliates managed approximately $313.1 billion in assets.

Subadvisors.  Under the supervision of New York Life Investments, the Subadvisors listed below are responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for them; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms for all the Funds they oversee. For these services, each Subadvisor is paid a monthly fee by New York Life Investments out of its management fee, not the Funds. Please see the Funds’ Statement of Additional Information for a breakdown of fees.

Madison Square Investors LLC  (“Madison Square Investors”) is located at 1180 Avenue of the Americas, New York, New York 10036. Madison Square Investors serves as subadvisor for a portion of the MainStay Balanced Fund. Madison Square Investors was established in 2009 as an independent investment adviser and previously operated as an investment division of New York Life Investments. Madison Square Inves tors is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2011, Madison Square Investors managed approximately $10.7 billion in assets.

Epoch Investment Partners, Inc.  (“Epoch”) is located at 640 Fifth Avenue, New York, New York 10019. Epoch serves as subadvisor to the MainStay U.S. Small Cap Fund. Epoch is a wholly-owned subsidiary of Epoch Holding Corporation, a public company. Epoch was incorporated in April 2004 as a Delaware corporation and is an independent investment advisory firm. As of December 31, 2011, Epoch managed approximately $19.2 billion in assets.

Distributor.  NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, a limited liability company organized under the laws of Delaware, serves as the Trust’s distributor and principal underwriter (the “Distributor”) pursuant to the Master Distribution Agreement, dated December 12, 2000. The Master Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund’s shares. The Distributor is a wholly-owned subsidiary of New York Life Investments.

Custodian.  Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the Custodian for each Fund’s assets. State Street also provides sub-administration and sub-accounting services for each Fund. These services include calculating each Fund’s daily net asset value, maintaining general ledger and sub-ledger accounts for the calculation of each Fund’s net asset value, and assisting New York Life Investments in conducting various aspects of each Fund’s administrative operations. For providing these non-custody services to each Fund, State Street is compensated by New York Life Investments. Custodian fees and expenses are paid by each Fund.

Independent Registered Public Accounting Firm.  KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, serves as each Fund’s independent registered public accounting firm. KPMG LLP is responsible for auditing the annual financial statements of each Fund. Representatives of KPMG LLP are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Shareholder Reports.  Each Fund will furnish, without charge, upon request, a printed version of the most recent annual and semiannual reports to shareholders. Such requests may be directed to a Fund by contacting the Distributor of each Fund’s shares by writing NYLIFE Distributors LLC, Attn: MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, by calling toll-free 800-MAINSTAY (624-6782) or by visiting mainstayinvestments.com.

Information Requirements.  Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by each Fund can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet website (at http://www.sec.gov), which contains other information about each Fund.

[Security Ownership of Management and Principal Holders.  As of the Record Date, the current officers and Trustees of the Trust, in the aggregate, beneficially owned less than 1% of any class of shares of either Fund. A list of the 5% shareholders of the Fund as of the Record Date is provided in Exhibit C.]

Fund of Funds Voting.  Shares of the Funds may be held by the MainStay Asset Allocation Funds and the MainStay Retirement Funds, which are series of MainStay Funds Trust, a registered investment company, that are managed by New York Life Investments. In the event these MainStay Funds are entitled to vote on the Proposals, New York Life Investments and/or its affiliates have the discretion to vote some or all of each Fund’s shares on these Proposals in accordance with the recommendations of an independent service provider or vote the shares in the same proportion as the other shareholders of the Funds. The Funds have been advised by New York Life Investments that these shares will be voted pursuant to established policies and procedures designed to address potential conflicts of interest.

“Householding” of Proxy Statements.  The Funds may furnish only one copy of this proxy statement to a household, even if more than one shareholder resides in the household, unless the Funds have received contrary instructions from one or more of the household’s shareholders. If you are a shareholder and would like additional copies of this proxy statement, please contact the Distributor by writing NYLIFE Distributors LLC, Attn: MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll-free 800-MAINSTAY (624-6782). If in the future you do not want the mailing of your proxy statement to be combined with other members of your household, or if the Funds have furnished multiple proxy statements to your household and you would like the Funds to furnish only one statement to your household in the future, please inform the Distributor in writing or via telephone at the address or telephone number listed above.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

ECLIPSE FUNDS
MAINSTAY FUNDS TRUST

The Board of Trustees of MainStay Funds Trust, a Delaware statutory trust, and the Board of Trustees of Eclipse Funds, a Massachusetts business trust (collectively, the “Boards”), deem it advisable that each series of MainStay Funds Trust listed on Schedule A (each an “Acquiring Fund”), and each corresponding series of Eclipse Funds listed on Schedule A (each an “Acquired Fund”), engage in the reorganizations described below.

This agreement is intended to be and is adopted as a plan of reorganization and liquidation (the “Plan”) within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization and liquidation will consist of the transfer of all of the assets of each Acquired Fund to the corresponding Acquiring Fund in exchange solely for (as applicable) Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, each Acquired Fund and Acquiring Fund is a series of an open-end, registered investment management company and each Acquired Fund owns securities that generally are assets of the character in which the corresponding Acquiring Fund is permitted to invest;

WHEREAS, the Board of Trustees of MainStay Funds Trust has determined, with respect to each Acquiring Fund, that the exchange of all of the assets of the corresponding Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of such Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of Eclipse Funds has determined, with respect to each Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the corresponding Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of each Acquired Fund to the corresponding Acquiring Fund in Exchange for Acquiring Fund Shares, the Assumption of all of the Acquired Fund’s Liabilities and the Liquidation of the Acquired Fund

1.1 Subject to the requisite approval of the Acquired Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to transfer all of its respective assets, as set forth in paragraph 1.2, to the corresponding Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 Acquiring Fund Shares (as applicable), determined by dividing the value of the Acquired Fund’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

1.2 The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (collectively, “Assets”).

1.3 Each Acquired Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. Each Acquiring Fund shall also assume all of the liabilities of the corresponding Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, each Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, each Acquired Fund will distribute to its respective shareholders of record with respect to each class of shares, determined as of immediately after the close of business on the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Funds pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Funds’ shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Funds on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Funds in the names of the Acquired Funds’ Shareholders. The aggregate net asset value of Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 Acquiring Fund Shares (as applicable) to be so credited to Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 Acquired Fund Shareholders, respectively, shall, with respect to each class, be equal to the aggregate net asset value of the shares of beneficial interest of the Acquired Funds (“Acquired Fund Shares”) of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund, although share certificates representing interests in Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 shares of the Acquired Funds will represent a number of the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph 2.3. The Acquiring Fund shall not issue certificates representing the Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 Acquiring Fund Shares in connection with such exchange.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Funds’ Transfer Agent, as defined in paragraph 3.3. Shares of each Acquiring Fund will be issued in the manner described in the Acquiring Fund’s current prospectus.

1.6 Any reporting responsibility of the Acquired Funds, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (“SEC”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Funds up to and including the Closing Date.

2.	Valuation

2.1 The value of the Assets shall be the value of such Assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the then-current prospectuses and statement of additional information with respect to the Acquired Funds, and valuation procedures established by the Acquired Funds’ Board of Trustees.

2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Funds’ then-current prospectuses and statement of additional information, each as may be supplemented, and valuation procedures established by the Acquiring Funds’ Board of Trustees.

2.3 The number of the Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 Acquiring Fund Shares (as applicable) to be issued (including fractional shares, if any) in exchange for each Acquired Fund’s Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 Acquired Fund Shares, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share of the same class, determined in accordance with paragraph 2.2.

2.4 All computations of value shall be made by New York Life Investment Management LLC (“New York Life Investments”), in its capacity as administrator for the Acquired Funds and the Acquiring Funds, and shall be subject to confirmation by each Fund’s record keeping agent and by each Fund’s independent accountants.

3.	Closing and Closing Date

3.1 The Closing Date shall be on or about May 25, 2012 or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Plan (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. Eastern time. The Closing shall be held at the offices of the New York Life Investments or at such other time and/or place as the parties may agree.

3.2 Eclipse Funds shall direct State Street Bank and Trust Company, as custodian for the Acquired Funds (“Custodian”), to deliver at the Closing a certificate of an authorized officer stating that the Assets of each Acquired Fund shall have been delivered in proper form to the corresponding Acquiring Fund within two business days prior to or on the Closing Date. The Acquired Funds’ portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Funds, which Custodian also serves as the custodian for the Acquiring Funds. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Funds as of the Closing Date for the accounts of the respective Acquiring Funds duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Funds as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (“1940 Act”), in which the Acquired Funds’ Assets are deposited, the Acquired Funds’ Assets deposited with such depositories. The cash to be transferred by the Acquired Funds shall be delivered by wire transfer of federal funds on the Closing Date.

3.3 Eclipse Funds shall direct NYLIM Service Company LLC, in its capacity as transfer agent for the Acquired Funds (“Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 shares (as applicable) owned by each such shareholder immediately prior to the Closing. The Acquiring Funds shall issue and deliver to the Secretary of the Acquired Funds prior to the Closing Date a confirma tion evidencing that the appropriate number of Acquiring Fund Shares will be credited to the respective Acquired Funds on the Closing Date, or provide other evidence satisfactory to the Acquired Funds as of the Closing Date that such Acquiring Fund Shares have been credited to the Acquired Funds’ accounts on the books of the Acquiring Funds. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Funds or the Acquired Funds (each, an “Exchange”) shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Boards, accurate appraisal of the value of the net assets of the Acquired Funds or the Acquiring Funds is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5 Prior to the Closing, with respect to each Acquiring Fund, MainStay Funds Trust shall have authorized the issuance of and shall have issued an Acquiring Fund Share to New York Life Investments in consideration of the payment of the offering price of such Acquiring Fund Share, as determined by MainStay Funds Trust’s Board, for the purpose of enabling New York Life Investments (a) to vote to approve (i) the investment management agreement and any investment subadvisory agreement applicable to such Acquiring Fund, (ii) approve any plan adopted by an Acquiring Fund pursuant to Rule 12b-1 under the 1940 Act, and (iii) to the extent that an Acquired Fund’s Shareholders have previously authorized such Acquired Fund to operate in accordance with the terms and conditions of the “manager of managers” exemptive order received from the SEC, approve the operations of the corresponding Acquiring Fund in accordance with the terms and conditions of the “manager of managers” exemptive order received from the SEC; and (b) take such other steps related to the inception of operations of such Acquiring Fund as deemed necessary or appropriate by the Board of MainStay Funds Trust. At the effective time of the Closing, each Acquiring Fund Share issued pursuant to this paragraph 3.5 shall be redeemed by the Acquiring Fund at the offering price of an Acquiring Fund Share.

4.	Representations and Warranties

4.1 Except as has been fully disclosed to the Acquiring Funds in a written instrument executed by an officer of Eclipse Funds, Eclipse Funds on behalf of the Acquired Funds, represents and warrants to the Acquiring Funds, as follows:

(a) The Acquired Funds are each duly organized as a series of Eclipse Funds, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under Eclipse Funds’ Declaration of Trust and By-Laws, as amended from time to time, to own all of its Assets and to carry on its business as it is now being conducted; and

(b) Eclipse Funds is a registered investment company classified as a management company of the open-end type, and its registration with the SEC as an investment company under the 1940 Act, and the registration of Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Funds of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), and the 1940 Act, and such as may be required by state securities laws;

(d) The current prospectuses and statement of additional information of the Acquired Funds and each prospectus and statement of additional information of the Acquired Funds used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, Eclipse Funds, on behalf of the Acquired Funds, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, MainStay Funds Trust, on behalf of the Acquiring Funds, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Funds;

(f) Eclipse Funds is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of its Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Eclipse Funds, on behalf of the Acquired Funds, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Eclipse Funds, on behalf of the Acquired Funds, is a party or by which it is bound;

(g) All material contracts or other commitments of the Acquired Funds (other than this Plan and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Funds on or prior to the Closing Date;

(h) Except as otherwise disclosed in writing to and accepted by MainStay Funds Trust, on behalf of the Acquiring Funds, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against any Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Eclipse Funds, on behalf of the Acquired Funds, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Funds dated October 31, 2011 have been audited by KPMG LLP, independent accountants, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Funds) present fairly, in all material respects, the financial condition of the Acquired Funds as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Funds required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j) Since October 31, 2011, there has not been any material adverse change in any Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Funds of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Funds. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by an Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of an Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Funds required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Funds’ knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) For each taxable year of its operation (including the taxable year ending on the Closing Date), each Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m) All issued and outstanding shares of the Acquired Funds are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Eclipse Funds and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Funds will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Funds, as provided in paragraph 3.3. The Acquired Funds do not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Funds, nor is there outstanding any security convertible into any of the Acquired Funds’ shares;

(n) The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of Eclipse Funds, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Funds, and, this Plan will constitute a valid and binding obligation of Eclipse Funds, on behalf of the Acquired Funds, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(o) The information to be furnished by the Acquired Funds for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been fully disclosed to the Acquired Funds in a written instrument executed by an officer of MainStay Funds Trust, MainStay Funds Trust, on behalf of the Acquiring Funds, represents and warrants to the Acquired Fund, as follows:

(a) The Acquiring Funds are each duly organized as series of MainStay Funds Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) MainStay Funds Trust is a registered investment company classified as a management company of the open-end type, and its registration with the SEC as an investment company under the 1940 Act and the registration of the Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 Acquiring Fund Shares under the 1933 Act, is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Funds of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectuses and statement of additional information of the Acquiring Funds and each prospectus and statement of additional information of the Acquiring Funds used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, MainStay Funds Trust, on behalf of the Acquiring Funds, will have good and marketable title to the Acquiring Funds’ assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Funds have received notice and necessary documentation at or prior to the Closing;

(f) MainStay Funds Trust is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of its Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which MainStay Funds Trust, on behalf of the Acquiring Funds, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which MainStay Funds Trust, on behalf of the Acquiring Funds, is a party or by which it is bound;

(g) Except as otherwise disclosed in writing to and accepted by Eclipse Funds, on behalf of the Acquired Funds, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Funds’ knowledge, threatened against MainStay Funds Trust, on behalf of any Acquiring Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. MainStay Funds Trust, on behalf of the Acquiring Funds, knows of no facts which might form the basis for the institution of such proceed ings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Funds’ business or its ability to consummate the transactions herein contemplated;

(h) Prior to the Closing Date, the Acquiring Funds will have carried on no business activity and will have had no assets or liabilities other than the payment received from New York Life Investments with respect to the initial Acquiring Fund Shares issued to New York Life Investments pursuant to paragraph 3.5 above.

(i) The Acquiring Funds intend to meet the requirements of Subchapter M of the Code for qualification and treatment of each of the Acquiring Funds as a regulated investment company and shall not take any actions inconsistent with so qualifying as regulated investment companies under the Code in the future;

(j) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by MainStay Funds Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Funds do not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(k) The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of MainStay Funds Trust, on behalf of the Acquiring Funds, and this Plan will constitute a valid and binding obligation of the Acquiring Funds, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(l) The Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;

(m) The information to be furnished by the Acquiring Funds for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

5.	Covenants of the Acquiring Funds and the Acquired Funds

5.1 The Acquiring Funds and the Acquired Funds each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2 Eclipse Funds has called a Special Meeting of the Shareholders of the Acquired Funds to consider and act upon this Plan and has taken all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Funds’ covenants that the Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.4 The Acquired Funds will assist the Acquiring Funds in obtaining such information as the Acquiring Funds reasonably request concerning the beneficial ownership of the Acquired Funds’ shares.

5.5 Subject to the provisions of this Plan, the Acquiring Funds and the Acquired Funds will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.6 As soon as is reasonably practicable after the Closing, each Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 Acquiring Fund Shares (as applicable) received at the Closing.

5.7 The Acquiring Funds and the Acquired Funds shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

5.8 Eclipse Funds, on behalf of the Acquired Funds, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Funds, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as MainStay Funds Trust, on behalf of the Acquiring Funds, may reasonably deem necessary or desirable in order to vest in and confirm (a) each Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) each Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Plan.

5.9 The Acquiring Funds will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Funds

The obligations of Eclipse Funds, on behalf of the Acquired Funds, to consummate the transactions provided for herein shall be subject, at Eclipse Funds’ election, to the performance by MainStay Funds Trust, on behalf of the Acquiring Funds, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of MainStay Funds Trust, on behalf of the Acquiring Funds, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2 MainStay Funds Trust, on behalf of the Acquiring Funds, shall have delivered to the Acquired Funds a certificate executed in the name of the Acquiring Funds by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to Eclipse Funds, and dated as of the Closing Date, to the effect that the representations and warranties of MainStay Funds Trust, on behalf of the Acquiring Funds, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as Eclipse Funds shall reasonably request;

6.3 MainStay Funds Trust, on behalf of the Acquiring Funds, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by MainStay Funds Trust, on behalf of the Acquiring Funds, on or before the Closing Date; and

6.4 The Acquired Funds and the Acquiring Funds shall have agreed on the number of full and fractional Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 Acquiring Fund Shares (as applicable) to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	Conditions Precedent to Obligations of the Acquiring Funds

The obligations of MainStay Funds Trust, on behalf of the Acquiring Funds, to complete the transactions provided for herein shall be subject, at MainStay Funds Trust’s election, to the performance by Eclipse Funds, on behalf of the Acquired Funds, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of Eclipse Funds, on behalf of the Acquired Funds, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2 Eclipse Funds shall have delivered to the Acquiring Funds a statement of each Acquired Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of Eclipse Funds;

7.3 Eclipse Funds, on behalf of the Acquired Funds, shall have delivered to the Acquiring Funds a certificate executed in the names of the Acquired Funds by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Funds and dated as of the Closing Date, to the effect that the representations and warranties of Eclipse Funds, on behalf of the Acquired Funds, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as MainStay Funds Trust shall reasonably request;

7.4 Eclipse Funds, on behalf of the Acquired Funds, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by Eclipse Funds, on behalf of the Acquired Funds, on or before the Closing Date;

7.5 The Acquired Funds and the Acquiring Funds shall have agreed on the number of full and fractional Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 Acquiring Fund Shares (as applicable) to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.6 The Acquired Funds shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.	Further Conditions Precedent to Obligations of the Acquiring Funds and the Acquired Funds

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Eclipse Funds, on behalf of the Acquired Funds, or MainStay Funds Trust, on behalf of the Acquiring Funds, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

8.1 The Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Funds in accordance with the provisions of Eclipse Funds’ Declaration of Trust and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Funds. Notwithstanding anything herein to the contrary, Eclipse Funds and MainStay Funds Trust, on behalf of either the Acquired Funds or the Acquiring Funds, respectively, may not waive the conditions set forth in this paragraph 8.1;

8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to MainStay Funds Trust’s or Eclipse Funds’ knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by MainStay Funds Trust and Eclipse Funds to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Funds or the Acquired Funds, provided that either party hereto may for itself waive any of such conditions;

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5 The parties shall have received the opinion of counsel to Eclipse Funds, on behalf of the Acquired Funds, substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Plan shall constitute a tax-free reorganization for federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to Eclipse Funds of representations it shall request of Eclipse Funds. Notwithstanding anything herein to the contrary, Eclipse Funds and MainStay Funds Trust, on behalf of either the Acquired Funds or the Acquiring Funds, respectively, may not waive the condition set forth in this paragraph 8.5.

9.	Indemnification

9.1 MainStay Funds Trust, out of an Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the corresponding Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by such Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

9.2 Eclipse Funds, out of an Acquired Fund’s assets and property, agrees to indemnify and hold harmless the corresponding Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by such Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

10.	Brokerage Fees and Expenses

10.1 The Acquiring Funds and the Acquired Funds represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein, other than any brokerage fees and expenses incurred in connection with the Reorganization.

10.2 The expenses relating to the proposed Reorganization will be borne by New York Life Investments, the Acquired Funds and/or the Acquiring Funds as mutually agreed upon. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.	Entire Agreement; Survival of Warranties

11.1 MainStay Funds Trust and Eclipse Funds agree that they have not made any representation, warranty or covenant, on behalf of either the Acquiring Funds or the Acquired Funds, respectively, not set forth herein and that this Plan constitutes the entire agreement between the parties.

11.2 The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Funds and Acquiring Funds in Sections 9.1 and 9.2 shall survive the Closing.

12.	Termination

This Plan may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Boards of MainStay Funds Trust and Eclipse Funds, on behalf of any Acquiring Fund or Acquired Fund, respectively, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Boards, make proceeding with the Plan with respect to such Acquiring Fund or Acquired Fund inadvisable.

13.	Amendments

This Plan may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of MainStay Funds Trust and Eclipse Funds, on behalf of either the Acquiring Funds or the Acquired Funds, respectively; provided, however, that following the Special Meeting of the Shareholders of the Acquired Funds called by Eclipse Funds, pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 or Class R3 Acquiring Fund Shares to be issued to the Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 or Class R3 Acquired Fund Shareholders, respectively, under this Plan to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Plan shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, Attn: J. Kevin Gao, in each case with a copy to Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, Attn: Sander M. Bieber.

15.	Headings; Governing Law; Assignment; Limitation of Liability

15.1 The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

15.2 This Plan shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws.

15.3 This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan. Except as expressly provided otherwise in this Plan, the parties hereto will bear the expenses relating to the Reorganization as set forth in Section 10.2.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the _____ day of ________________, 2012.

MAINSTAY FUNDS TRUST On behalf of the Acquiring Funds listed on Schedule A	ECLIPSE FUNDS On behalf of the Acquired Funds listed on Schedule A
By: Name: Stephen P. Fisher Title: President	By: Name: Stephen P. Fisher Title: President

New York Life Investments agrees to the provisions set forth in Sections 10.2 and 15.3 of this Plan.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
By: Name: Title:

SCHEDULE A

Acquired Funds, each a series of Eclipse Funds	Acquiring Funds, each a series of MainStay Funds Trust
MainStay Balanced Fund	MainStay Balanced Fund
MainStay U.S. Small Cap Fund	MainStay U.S. Small Cap Fund

EXHIBIT B

COMPARISON OF DELAWARE STATUTORY TRUST LAW
AND MASSACHUSETTS BUSINESS TRUST LAW

Matter	Delaware Law	Massachusetts Law
Creation of Trust/ Company	Created by a governing instrument and filing a certificate of trust with Delaware Secretary of State. Del. Code Ann. tit. 12, §§ 3801(a), 3810.	Copy of written agreement or trust instrument is filed with Commonwealth of Massachusetts. Mass. Gen. Laws ch. 182, § 2. Must file annual reports with the Secretary. § 12
Beneficial Owners Liability	Beneficial owners are personally liable only to the same extent as Delaware corporate shareholders. § 3803(a)	No statutory limitation on personal liability — limited by trust instrument and contractual provisions only. § 6
Trustee/Director liability and indemnification	Trustees are personally liable only to the trust or beneficial owners for acts, omissions or obligations of the trust or trustees. § 3803(b)	No statutory limitation on personal liability — limited by trust instrument and contractual provisions only. § 6
The governing instrument may expand, restrict, or eliminate
the trustees’ duties and liabilities, but the
instrument may not eliminate the implied contractual covenant of good faith and fair dealing. § 3806(c)
Trustees acting in good faith reliance on the governing instrument are not liable to the trust or a beneficial owner. § 3806(d)
Subject to any restrictions/standards in its governing instrument, the trust has the power to indemnify a trustee against or from any action. § 3817

Matter	Delaware Law	Massachusetts Law
Trustees’/Directors’ Standard of Care	To the extent that, at law or in equity, a trustee or beneficial owner or other person has duties (including fiduciary duties) to a statutory trust or to another trustee or beneficial owner or to another person that is a party to or is otherwise bound by a governing instrument, the trustee’s or beneficial owner’s or other person’s duties may be expanded or restricted or eliminated by provisions in the governing instrument; provided, that the governing instrument may not eliminate the implied contractual covenant of good faith and fair dealing. § 3806(c)	Common law duty to act in good faith.
Multiple Classes and Series	Statute provides for creation of multiple class/series and separate rights by class/series. §§ 3806(b)(1) & (2)	Established by trust instrument.§§ 1, 2
Changes do not require a state filing unless otherwise required by trust instrument. § 2
Changes do not require a state filing, but must be made pursuant to provisions established in the instrument that provide for the creation and changing of classes/series. §§ 3806(b)(1) & (2)
Number of authorized shares or units	Unlimited.	Unlimited.
Annual Shareholders’ Meeting	May be established by governing instrument, but no statutory requirement. § 3806(b)(5)	Only if required by trust instrument. §§ 1, 2
Shareholder vote required to merge or consolidate with other entities	No statutory requirement; only if required by governing instrument. §§ 3806, 3815	Only if required by trust instrument.

Matter	Delaware Law	Massachusetts Law
Shareholder vote required to amend charter	No statutory requirement; only if required by governing instrument. § 3806	Only if required by trust instrument. §§ 1, 2
Shareholder vote required for dissolution	No statutory requirement; only if required by governing instrument. § 3806	Only if required by trust instrument. §§ 1, 2
Shareholders calling meetings	Determined by governing instrument. § 3806(b)(5)	Determined by trust instrument. §§ 1, 2
Shareholders’ vote on issues	Governing instrument may authorize trustee-only votes concerning amendments to the governing instrument regarding management of the Trust, rights and obligations of trustees and shareholders and authorization of a merger, dissolution, etc. without vote of shareholders. § 3806. Absent provisions in the governing instrument, shareholders must approve mergers, dissolutions, etc.
	§ 3808, 3815.	Determined by trust agreement. §§ 1, 2

COMPARISON OF THE ORGANIZATIONAL DOCUMENTS OF MAINSTAY FUNDS TRUST AND ECLIPSE FUNDS

	MainStay Funds Trust	Eclipse Funds
What constitutes a quorum of shareholders?	Thirty-three and one-third percent (33- 1/3%) of the shares entitled to vote.	A majority of shares entitled to vote present in person or by proxy.
Can the Trust issue an unlimited number of shares?	Yes.	Yes.
Do the Trustees have the power to materially amend the Declaration of Trust without shareholder approval?	Yes, except that shareholders have the right to vote on (i) any amendment that would affect their right to vote granted in Article V, Section 1 of the Declaration of Trust (regarding shareholder voting powers, meetings, notice,	Yes, unless such amendment would adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law.
and record dates),
(ii) any amendment to Section 5 of Article VIII of the Declaration of Trust (regarding the power to amend the Declaration of Trust), (iii) any amendment that may require shareholder vote under applicable law or by MainStay Funds Trust’s registration statement, as filed with the Securities and Exchange Commission, and (iv) any amendment submitted for shareholder vote by the Trustees.
Is the termination of MainStay Funds Trust or Eclipse Funds (as opposed to a series thereof) possible without shareholder approval?	Yes.	No.
May the Trustees act without a meeting?	Yes.	Yes.
What are the provisions regarding Trustee liability?	Trustees will not be subject to personal liability except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties.	Trustees will not be subject to personal liability except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties.

	MainStay Funds Trust	Eclipse Funds
What are the provisions regarding shareholder liability?	No shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to MainStay Funds Trust or any series or class except by reason of their own acts or conduct. Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware, to the extent that such limitation is greater than the limitation of liability provided in the Declaration of Trust.	The Declaration of Trust provides an express disclaimer of liability, but it is commonly believed that, under certain circumstances, shareholders of the Funds may be held personally liable as partners under Massachusetts law for obligations of Eclipse Funds. This possibility, however, is believed to be remote.
Is a shareholder vote required for a reorganization?	No shareholder approval is required for a reorganization under the organizational documents or applicable Delaware law.	Approval of not less than a majority of the shares outstanding and entitled to vote is required for a reorganization.

EXHIBIT C

SHARE OWNERSHIP OF SHAREHOLDERS

As of the Record Date, the shareholders with respect to each Fund that were known by that Fund to own of record or beneficially 5% or more of the outstanding interest of a class of that Fund’s shares are described below:

MAINSTAY BALANCED FUND:

[TO FOLLOW]

MAINSTAY U.S. SMALL CAP FUND:

[TO FOLLOW]

C-1

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
Important Notice Regarding the Availability of Proxy Materials for
MainStay Balanced Fund Special Meeting of Shareholders to be
held on May 21, 2012
The Proxy Statement for this meeting is available at:
[https://www.________.com]

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY
Please detach at perforation before mailing.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF ECLIPSE FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of the Proposal: if specific instructions are indicated, this proxy will be voted in accordance with such instructions.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☒

			FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the
	MainStay Balanced Fund by a corresponding newly formed series of MainStay Funds Trust (“Acquiring Fund”), in exchange for shares of the Acquiring Fund followed by the complete liquidation of MainStay Balanced Fund.		☐	☐	☐
2.	To grant the Trust the authority to enter into and materially amend agreements with certain subadvisors on behalf of one or more of the Funds without obtaining shareholder approval.		☐	☐	☐
3.	To approve the amendment of or elimination of the fundamental investment restrictions regarding:
	3A.	Borrowing	☐	☐	☐
	3B.	Senior Securities	☐	☐	☐
	3C.	Underwriting Securities	☐	☐	☐
	3D.	Real Estate	☐	☐	☐
	3E.	Commodities	☐	☐	☐
	3F.	Making Loans	☐	☐	☐
	3G.	Concentration of Investments	☐	☐	☐
	3H.	Diversification	☐	☐	☐
	3I.	Purchase of Securities on Margin	☐	☐	☐
	3J.	Mortgage, Pledge or Hypothecate Assets	☐	☐	☐
	3K.	Purchase of Securities of Other Investment Companies	☐	☐	☐
	3L.	Short Sales and Other Investments	☐	☐	☐
	3M.	Joint Securities Trading Accounts	☐	☐	☐
	3N.	Investment to Exercise Control	☐	☐	☐
4.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.		☐	☐	☐

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY.

Signature: _________________________	_____________
Date
Printed Name: ____________________

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
Important Notice Regarding the Availability of Proxy Materials for
MainStay U.S. Small Cap Fund Special Meeting of Shareholders to be
held on May 21, 2012
The Proxy Statement for this meeting is available at:
[https://www.________.com]

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY
Please detach at perforation before mailing.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF ECLIPSE FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of the Proposal: if specific instructions are indicated, this proxy will be voted in accordance with such instructions.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☒

			FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of MainStay U.S. Small Cap Fund by a corresponding newly formed series of MainStay Funds Trust (“Acquiring Fund”), in exchange for shares of the Acquiring Fund followed by the complete liquidation of MainStay U.S. Small Cap Fund.		☐	☐	☐
2.	To grant the Trust the authority to enter into and materially amend agreements with certain subadvisors on behalf of one or more of the Funds without obtaining shareholder approval.		☐	☐	☐
3.	To approve the amendment of or elimination of the fundamental investment restrictions regarding:
	3A.	Borrowing	☐	☐	☐
	3B.	Senior Securities	☐	☐	☐
	3C.	Underwriting Securities	☐	☐	☐
	3D.	Real Estate	☐	☐	☐
	3E.	Commodities	☐	☐	☐
	3F.	Making Loans	☐	☐	☐
	3G.	Concentration of Investments	☐	☐	☐
	3H.	Diversification	☐	☐	☐
	3I.	Purchase of Securities on Margin	☐	☐	☐
	3J.	Mortgage, Pledge or Hypothecate Assets	☐	☐	☐
	3K.	Purchase of Securities of Other Investment Companies	☐	☐	☐
	3L.	Short Sales and Other Investments	☐	☐	☐
	3M.	Joint Securities Trading Accounts	☐	☐	☐
	3N.	Investment to Exercise Control	☐	☐	☐
4.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.		☐	☐	☐

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY.

Signature: _________________________	_____________
Date
Printed Name: ____________________